Exhibit 21
Schering-Plough Corporation and Subsidiaries
Subsidiaries of the Registrant
As of December 31, 2001

State or Country
or Incorporation
Subsidiaries of Registrant	or Organization

AESCA Chemisch Pharmazeutische Fabrik GmbH	Austria
American Image Productions, Inc.	Tennessee
American Scientific Laboratories, Inc.	Delaware
Ark Products Limited	United Kingdom
Avondale Chemical Co., Ltd.	Ireland
Bain de Soleil Company, The	Delaware
Beneficiadora e Industrializadora S.A. de C.V.	Mexico
Canji, Inc.	Delaware
Chemibiotic (Ireland) Limited	Ireland
Colombia Veterinary Holdings, Inc.	Panama
Coopers Animal Health Limited	United Kingdom
Coopers Brasil Ltda.	Brazil
Coppertone Corporation, The	Florida
Dashtag	United Kingdom
Desarrollos Farmaceuticos Y Cosmeticos S.A.	Spain
DNAX Research Institute of Molecular & Cellular Biology, Inc.	California
Douglas Industries, Inc.	Delaware
Dr. Scholl's Foot Comfort Shops, Inc.	Delaware
Essex (Taiwan) Ltd.	Taiwan
Essex Chemie A.G.	Switzerland
Essex Farmaceutica Portuguesa, Lda	Portugal
Essex Farmaceutica S.A.	Colombia
Essex Italia S.p.A.	Italy
Essex Pharma GmbH	Germany
Essex Pharmaceuticals, Inc.	Philippines
Essexfarm S.A.	Ecuador
Farmaceutica Essex, S.A.	Spain
Garden Insurance Co., Ltd.	Bermuda
Giralda Investments Ltd.	Switzerland
Global Animal Management Inc.	Delaware
Integrated Therapeutics Group, Inc.	Delaware
Key Pharma	Russia
Key Pharma S.A.	Ecuador
Key Pharma S.A.	Argentina
Key Pharma, A.G.	Switzerland
Key Pharma, S.A.	Spain

Schering-Plough Corporation and Subsidiaries
Subsidiaries of the Registrant
As of December 31, 2001

State or Country
or Incorporation
Subsidiaries of Registrant	or Organization

Key Pharmaceuticals Export Co., Inc.	U.S. Virgin Islands
Key Pharmaceuticals, Inc.	Florida
Kirby Medical Products Cia Ltda	Chile
Kirby-Warrick Pharmaceuticals Limited	United Kingdom
Laboratorio Essex, C.A.	Venezuela
Laboratorio S.P. White's, C.A.	Venezuela
Laboratorios Essex S.A.	Argentina
Laboratorios Kirby S.A.	Argentina
Loftus Bryan Chemicals Limited	Ireland
Macol, S.A.	Colombia
MedAdvisor, Inc.	Delaware
Medexa, S.A. de C.V.	Mexico
Med-Nim (Proprietary) Limited	South Africa
MSP Technology LLC	Delaware
P.T. Schering-Plough Indonesia	Indonesia
Pharmaceutical Supply Corporation	Delaware
Pharmaco (Canada) Inc.	Canada
Pharmaco, Inc.	Delaware
Plough (Australia) Pty. Limited	Australia
Plough (UK) Limited	United Kingdom
Plough Benelux S.A.	Belgium
Plough Broadcasting Co., Inc.	Delaware
Plough Consumer Products (Asia) Ltd.	Hong Kong
Plough Consumer Products (Philippines) Inc.	Philippines
Plough de Venezuela, C.A.	Venezuela
Plough Export, Inc.	Tennessee
Plough Farma, Lda. (Portugal)	Portugal
Plough France S.A.	France
Plough Hellas Limited	Greece
Plough Laboratories, Inc.	Tennessee
Plough S.p.A.	Italy
PPL, Inc.	Tennessee
Pro Medica AB	Sweden
Professional Pharmaceutical Corporation	Delaware
Professional Vaccine Corporation	Delaware
Scheramex S.A. de C.V.	Mexico
Scherico, Ltd.	Switzerland
Schering Canada Inc.	Canada

Schering-Plough Corporation and Subsidiaries
Subsidiaries of the Registrant
As of December 31, 2001

State or Country
or Incorporation
Subsidiaries of Registrant	or Organization

Schering Corporation	New Jersey
Schering Institutional Sales Corporation	Delaware
Schering Laboratories Advertising Inc.	Delaware
Schering MSP Corporation	Nevada
Schering MSP Pharmaceutical LP	Nevada
Schering MyHealth Solutions, Inc.	Delaware
Schering Plough (South Korea)	South Korea
Schering Sales Corporation	Delaware
Schering Sales Management, Inc.	Nevada
Schering Transamerica Corporation	New Jersey
Schering-Plough (Bray) Limited	Ireland
Schering-Plough (India) Limited	India
Schering-Plough (Proprietary) Limited	South Africa
Schering-Plough A/S	Norway
Schering-Plough A/S	Denmark
Schering-Plough AB	Sweden
Schering-Plough Animal Health Limited	Ireland
Schering-Plough Animal Health Limited	New Zealand
Schering-Plough Animal Health Limited	Australia
Schering-Plough Animal Health Limited	Thailand
Schering-Plough Animal Health Operations Sdn Bhd	Malaysia
Schering-Plough Animal Health Sales Corporation	Delaware
Schering-Plough Animal Health Sdn Bhd	Malaysia
Schering-Plough Animal Health, Inc.	Philippines
Schering-Plough Animal-Health Corporation	Delaware
Schering-Plough B.V.	Netherlands
Schering-Plough C.A.	Venezuela
Schering-Plough Central East A.G.	Switzerland
Schering-Plough China, Ltd.	Bermuda
Schering-Plough Compania Limitada	Chile
Schering-Plough Coordination Center N.V./S.A.	Belgium
Schering-Plough Corp., U.S.A.	Delaware
Schering-Plough Corporation	Philippines
Schering-Plough del Caribe, Inc.	New Jersey
Schering-Plough del Ecuador, S.A.	Ecuador
Schering-Plough del Peru S.A.	Peru
Schering-Plough External Affairs, Inc.	Delaware
Schering-Plough Farma Lda.	Portugal
Schering-Plough Farmaceutica Ltda.	Brazil

Schering-Plough Corporation and Subsidiaries
Subsidiaries of the Registrant
As of December 31, 2001

State or Country
or Incorporation
Subsidiaries of Registrant	or Organization

Schering-Plough HealthCare Products Advertising Corp.	Tennessee
Schering-Plough HealthCare Products Sales Corporation	California
Schering-Plough HealthCare Products, Inc.	Delaware
Schering-Plough Holdings France	France
Schering-Plough Holdings Ltd.	United Kingdom
Schering-Plough II - Veterinaria, Lda.	Portugal
Schering-Plough INT Limited	United Kingdom
Schering-Plough International Employees Inc.	Delaware
Schering-Plough International, Inc.	Delaware
Schering-Plough Investment Co., Inc.	Delaware
Schering-Plough Investments Limited	Delaware
Schering-Plough Kabushiki Kaisha	Japan
Schering-Plough Labo N.V.	Belgium
Schering-Plough Legislative Resources, L.L.C.	Delaware
Schering-Plough Limited	Iran
Schering-Plough Limited	Taiwan
Schering-Plough Limited	Thailand
Schering-Plough Limited	United Kingdom
Schering-Plough Ltd.	Switzerland
Schering-Plough N.V./S.A.	Belgium
Schering-Plough Overseas Limited	Delaware
Schering-Plough OY (Finland)	Finland
Schering-Plough Pensions Ireland Limited	Ireland
Schering-Plough Pharmaceutical Industrial and Commercial S.A.	Greece
Schering-Plough Polska Spoka	Poland
Schering-Plough Products Caribe, Inc.	Puerto Rico
Schering-Plough Products LLC	Puerto Rico
Schering-Plough Products, Inc.	Delaware
Schering-Plough Pty. Limited	Australia
Schering-Plough Real Estate Company, Inc.	Delaware
Schering-Plough Real Property Holdings, Inc.	Delaware
Schering-Plough Research Institute	Delaware
Schering-Plough S.A.	France
Schering-Plough S.A.	Paraguay
Schering-Plough S.A.	Panama
Schering-Plough S.A.	Dominican Republic
Schering-Plough S.A.	Argentina
Schering-Plough S.A.	Colombia
Schering-Plough S.A.	Spain

Schering-Plough Corporation and Subsidiaries
Subsidiaries of the Registrant
As of December 31, 2001

State or Country
or Incorporation
Subsidiaries of Registrant	or Organization

Schering-Plough S.A.	Uruguay
Schering-Plough S.A. de C.V.	Mexico
Schering-Plough S.p.A.	Italy
Schering-Plough Sante Animale	France
Schering-Plough Sdn. Bhd.	Malaysia
Schering-Plough Singapore Pte. Ltd.	Singapore
Schering-Plough Singapore Research Pte. Ltd.	Singapore
Schering-Plough Tibbi Urunler Ticaret, A.S.	Turkey
Schering-Plough Veterinaire	France
Schering-Plough Veterinaria, S.A. de C.V.	Mexico
Schering-Plough Veterinary Belgium NV	Belgium
Schering-Plough Veterinary Corporation	Nevada
Schering-Plough Veterinary Ltd.	Thailand
Schering-Plough Veterinary Nederland BV	Netherlands
Schering-Plough Veterinary Operations, Inc.	Delaware
Schering-Plough Veternaria S.A.	Argentina
Sentipharm A.G.	Switzerland
Shanghai Schering-Plough Pharmaceutical Company, Ltd.	China
SOL Limited	Bermuda
SP Biotech, S.A.	Spain
SP Flight Operations, Inc.	Delaware
SP HealthCare Products Corp.	Delaware
SP Neurotech, S.A.	Spain
S-P RIL Limited (United Kingdom)	United Kingdom
S-P Veterinary (UK) Limited	United Kingdom
S-P Veterinary Holdings Limited	United Kingdom
S-P Veterinary Limited	United Kingdom
S-P Veterinary Pensions Limited	United Kingdom
Summit Property Company LLC, The	Delaware
Suntan Sensations, Inc.	California
Syntro Corporation	Delaware
SyntroVenture Corporation	Kansas
SyntroVet Incorporated	Kansas
Takeda Schering-Plough Animal Health Kabushiki Kaisha	Japan
Tasman Vaccine Laboratory (UK) Limited	United Kingdom
Technobiotic Ltd.	Australia
Trading Pharma AG	Switzerland
Undra S.A. de C.V.	Mexico
UNICET, SAS	France

Schering-Plough Corporation and Subsidiaries
Subsidiaries of the Registrant
As of December 31, 2001

State or Country
or Incorporation
Subsidiaries of Registrant	or Organization

Warrick Pharmaceuticals Corporation	Delaware
Warrick Pharmaceuticals Limited (United Kingdom)	United Kingdom
Wellnex Pharmaceuticals	India
Werthenstein Chemie A.G.	Switzerland
White Laboratories of Canada Ltd.	Canada
White Laboratories, Inc.	New Jersey
White Pharma, S.A.	Argentina